UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2020 Annual Meeting of Stockholders on April 28, 2020, the following actions were taken:

•	Michael F. Neidorff, Robert K. Ditmore and Richard A. Gephardt were re-elected as Class I Directors;

•	Lori J. Robinson was elected as a Class I Director;

•	William L. Trubeck was elected as a Class II Director;

•	H. James Dallas was elected as a Class III Director;

•	The proposal to approve the advisory vote on executive compensation was approved;

•	The selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified;

•	The proposal to approve the amendment of the 2002 Employee Stock Purchase Plan, as amended and restated was approved;

•	The stockholder proposal on political spending disclosures was approved; and

•	The stockholder proposal on the elimination of supermajority voting provisions was approved.

The final results of voting on each of the matters submitted to a vote of security holders during the Registrant's annual meeting of shareholders on April 28, 2020, are as follows:

1.	Election of Directors:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
	Michael F. Neidorff	478,562,612	32,799,409	1,617,832	26,512,836
	H. James Dallas	509,684,584	3,065,469	229,800	26,512,836
	Robert K. Ditmore	431,202,205	81,571,031	206,617	26,512,836
	Richard A. Gephardt	444,395,050	68,391,455	193,348	26,512,836
	Lori J. Robinson	510,424,732	2,370,715	184,406	26,512,836
	William L. Trubeck	506,172,107	6,575,122	232,624	26,512,836

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2.	Advisory resolution to approve executive compensation.	334,073,892	161,803,916	17,102,045	26,512,836

		FOR	AGAINST	ABSTAIN
3.	Ratification of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.	533,252,395	6,048,845	191,449

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4.	Approval of amendment to the 2002 Employee Stock Purchase Plan, as amended and restated.	512,027,069	769,199	183,585	26,512,836

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5.	Stockholder proposal on political spending disclosures.	262,605,857	248,773,309	1,600,687	26,512,836

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6.	Stockholder proposal on the elimination of supermajority voting provisions.	481,127,084	31,371,954	480,815	26,512,836

EXHIBIT INDEX

Exhibit Number	Description
104	Cover page information from Centene Corporation’s Current Report on Form 8-K, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	May 1, 2020	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer